SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2015

DOUBLELINE OPPORTUNISTIC CREDIT FUND (DBL)

DOUBLELINE INCOME SOLUTIONS FUND (DSL)

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

To the Shareholders of DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held in the Crocker Conference Room at Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, CA 90012 on Friday, February 27, 2015, at 10:00 AM, Pacific time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect two Trustees of each Fund to hold office for the terms indicated and until their successors shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on December 22, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Boards of Trustees of the Funds

/s/ Louis C. Lucido

Louis C. Lucido

Secretary

Los Angeles, California

January 13, 2015

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

DOUBLELINE OPPORTUNISTIC CREDIT FUND (DBL)

DOUBLELINE INCOME SOLUTIONS FUND (DSL)

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2015

This Proxy Statement is available at www.proxyvote.com. Each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2014 is available at www.doublelinefunds.com.

PROXY STATEMENT

January 13, 2015

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the “Board”) of the shareholders of DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds, including any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held in the Crocker Conference Room at Omni Hotel & Resorts, 251 South Olive Street, Los Angeles CA 90012, on Friday, February 27, 2015, at 10:00 AM, Pacific time. Each Board functions independently and has chosen to hold a joint meeting for efficiency.

The Notice of a Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about January 13, 2015.

Holders of common shares (“Common Shares”) of each Fund (the “Shareholders”) will vote on whether to re-elect such Fund’s nominees for Trustee of the Fund (with respect to DBL, the “DBL Proposal” and, with respect to DSL, the “DSL Proposal” and, collectively, the “Proposals”) and on any other matters that may properly come before the Meeting. The class of Common Shares is the only class of shares of each Fund currently outstanding. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Fund.

The Board of Trustees (the “Board”) of each Fund has fixed the close of business on December 22, 2014 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per Common Share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of Common Shares issued and outstanding of each Fund at the close of business on the Record Date:

Outstanding Common Shares
DBL	14,771,415.778
DSL	101,349,841.830

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the nominees listed in this Proxy Statement, your proxy will be voted in favor of the election of the nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation prior to the Meeting to the Secretary of the relevant Fund at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call (877) DLine11 (877-354-6311) for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies may vote for or against such proposals in their sole discretion.

The principal executive office of the Funds is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine Capital LP (“DoubleLine”) serves as the investment manager of each Fund. Additional information regarding DoubleLine may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail, and the cost of soliciting proxies for each Fund will be borne by such Fund. Certain officers of the Funds and certain officers and employees of DoubleLine or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, Broadridge Financial Solutions has been engaged to assist in the solicitation of proxies for a fee of approximately $86,900, although the actual costs of the solicitation may be higher. Each Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares. Shared costs borne by the Funds are generally allocated between the Funds based on the number of shareholder accounts in respect of each Fund. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund incurring such expenses. Costs borne directly by a Fund are borne indirectly by the Fund’s Shareholders.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Funds at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, or may be made by calling (877) DLine11 (877-354-6311) on any business day.

PROPOSALS: RE-ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year. It would require two to three years to change a majority of a Fund’s Board, depending on the composition of the Classes up for election in the first two years. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

DBL. With respect to DBL, the term of office of the Class III Trustees will expire at the Meeting after their successors are elected and qualified. Raymond B. Woolson and Ronald R. Redell are currently the Class III Trustees of the Fund. The Fund’s Nominating Committee recommended to the Board that Messrs. Woolson and Redell each be nominated for re-election by the Shareholders as a Class III Trustee and the Board approved each such nomination. If re-elected at the Meeting, Messrs. Woolson and Redell will each serve a term expected to expire no earlier than the Fund’s annual meeting held in 2018. If either Mr. Woolson or Mr. Redell is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office.

DSL. With respect to DSL, the term of office of the Class II Trustees will expire at the Meeting after their successors are elected and qualified. Raymond B. Woolson and Ronald R. Redell are currently the Class II Trustees of the Fund. The Fund’s Nominating Committee recommended to the Board that Messrs. Woolson and Redell each be nominated for re-election by the Shareholders as a Class II Trustee and the Board approved each such nomination. If re-elected at the Meeting, Messrs. Woolson and Redell will each serve a term expected to expire no earlier than the Fund’s annual meeting held in 2018. If either Mr. Woolson or Mr. Redell is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office.

All members of the Board are and will remain (in the case of Messrs. Woolson and Redell, if re-elected) “Continuing Trustees,” as such term is defined in the Declaration, having served as Trustees since the commencement of each Fund’s operations.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the re-election of each of Messrs. Woolson and Redell. Each nominee has indicated he will serve if elected, but if he should be unwilling or unable to serve, the proxy holders may vote each proxy in favor of electing such substitute nominee as the Board may designate.

Board Leadership Structure

The Board of each Fund consists of four Trustees, three of whom are not considered to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of each Fund, including general supervision of the duties performed by DoubleLine and other service providers to the

Fund. DoubleLine and each Fund’s administrator are responsible for the day-to-day management and administration of the Fund.

The Chairman of each Fund’s Board, Mr. Ronald R. Redell, also serves as President of the Funds, DoubleLine Funds Trust and DoubleLine Equity Funds and as an executive of DoubleLine Group LP. Mr. Redell is an “interested person” of the Funds.

Mr. Raymond B. Woolson serves as the lead Independent Trustee. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Funds’ administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board believes that each Trustee’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Funds. The Board believes that the Trustees’ and nominees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with DoubleLine, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee or nominee other than Mr. Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee or nominee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience and, in respect of his nomination for re-election, Mr. Woolson’s prior service as a Trustee of the Funds; and Mr. Redell, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm and, in respect of his nomination for re-election, Mr. Redell’s prior service as a Trustee of the Funds. References to the experience, qualifications, attributes, and skills of Trustees or the nominees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee or nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of each Fund, including (i) the extensive oversight provided by DoubleLine and Mr. Redell’s role as an executive of DoubleLine Group LP; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of each Fund; and (iii) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from each Fund’s officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of DoubleLine, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. DoubleLine’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the general oversight of the Board or the applicable Committee of the Board, the Funds, DoubleLine, and other service providers to the Funds employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex(1) overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	DBL: Class I (2016)/ Since Inception DSL: Class III(2016)/ Since Inception	President of Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities, LLC.	14	None

John C. Salter 1957	Trustee	DBL: Class II (2017)/ Since Inception DSL: Class I (2017)/ Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson 1958	Trustee	DBL: Class III (2015)/ Since Inception DSL: Class II (2015)/ Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

Interested Trustee

The following Trustee is an interested person of the Funds as defined in the 1940 Act because he is an officer of DoubleLine Group LP.

Name and Year of Birth	Position with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Ronald R. Redell 1970	Trustee, President, and Chief Executive Officer	DBL: Class III (2015)/ Since Inception DSL: Class II (2015)/Since Inception	Trustee, President and Chief Executive Officer of the Funds (since July 2011 for DBL and January 2013 for DSL); President, DoubleLine Funds Trust (since January 2010); President, DoubleLine Equity Funds (since February 2013); Executive, DoubleLine (since July 2010); Executive, DoubleLine Group LP (since January 2013). Formerly, President and CEO, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	2	None

(1)

The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, and DoubleLine Equities Growth Fund.

(2)	The common shareholders of each Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated for each Trustee.

Equity Ownership in the Funds

The table below shows the ownership, as of December 31, 2014, of Common Shares of the Funds by each Trustee and nominee and the Funds’ principal executive officer and principal financial officer. As of December 31, 2014, the Trustees, the nominees and the officers of the Funds as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Common Shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of DBL	Amount and Nature of Beneficial Ownership of DSL
Joseph J. Ciprari	None	None
John C. Salter	None	None
Raymond B. Woolson	None	None
Ronald R. Redell*	None	None
Susan Nichols*	None	None
All Trustees and Executive Officers as a Group	None	None

*	Mr. Redell is the principal executive officer and an Interested Trustee of each Fund. Ms. Nichols is the principal financial officer of each Fund.

The following table provides information regarding the aggregate amount of equity securities held by each Trustee in all registered investment companies in the Fund Complex overseen by that Trustee as of December 31, 2014:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph J. Ciprari	$0
John C. Salter	$10,000-$50,000
Raymond B. Woolson	$0
Ronald R. Redell	$0

As of December 31, 2014, there were no persons or organizations known to the Funds to be beneficial owners of more than 5% of either Fund’s outstanding Common Shares.

To the knowledge of the Funds, as of December 31, 2014, Independent Trustees and nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

Compensation of Independent Trustees

The following table illustrates the compensation paid to each current Trustee by the Funds and the Fund Complex for the fiscal year ended September 30, 2014.

Name of Trustee	Aggregate Compensation from DBL	Aggregate Compensation from DSL	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to the Trustees(1)
Joseph J. Ciprari	$25,000	$50,000	N/A	N/A	$280,000
John C. Salter	$25,000	$50,000	N/A	N/A	$280,000
Raymond B. Woolson	$28,750	$53,750	N/A	N/A	$313,000

(1)

The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, and DoubleLine Equities Growth Fund.

As of the date of this proxy, the Funds have not adopted a retirement policy for trustees.

The following table illustrates the annual compensation paid to each Trustee who is not an employee of DoubleLine or its affiliates for his services as Trustee of the Funds, DoubleLine Funds Trust, and DoubleLine Equity Funds and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Funds, DoubleLine Funds Trust, and DoubleLine Equity Funds. Mr. Redell does not receive any compensation from the Funds for serving as an Interested Trustee or officer of the Funds. Compensation is paid on a quarterly basis.

Position	Annual Compensation from the Funds and the series of DoubleLine Funds Trust and DoubleLine Equity Funds
Trustee	$280,000
Audit Committee Chair	$15,000
Lead Independent Trustee	$18,000

The fees shown above are prorated among each Fund and each series of DoubleLine Funds Trust and DoubleLine Equity Funds. Each Fund will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending meetings of the Trustees.

Effective May 22, 2014, the Trusts adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance. The Funds paid a benefit to a former Trustee for a period of two years beginning September 4, 2012, at a rate equal to one-half of the rate at which the Independent Trustees were paid at the time of such former Trustee’s resignation. Trustees and officers who are employed by DoubleLine or an affiliated company thereof do not receive any compensation or expense reimbursement from the Funds.

Board Committees and Meetings

Audit Committee

The Board of each Fund has established an Audit Committee (the “Audit Committee”) in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Funds with the accounting and financial reporting requirements of the 1940 Act.

Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange (the “NYSE”), on which the Common Shares of the Funds are listed (the “NYSE Listing Standards”).

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Woolson is an “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

The Board has adopted a written charter for its Audit Committee. A copy of the written charter for the Funds is attached to this Proxy Statement as Exhibit A.

Qualifications, Evaluation and Identification of Trustee/Nominees

Potential nominees may be considered in light of any factor the Nominating Committee members deem relevant, including their professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity.

Consideration of Candidates Recommended by Shareholders

The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates,” which are set forth as Appendix A to the Funds’ Nominating Committee Charter (the “Procedures”). Among other requirements, these procedures provide that the recommending Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Fund not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Any recommendation must include, among other things, certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary and is qualified in its entirety by the Procedures. Please refer to Appendix A to the Nominating Committee Charter for the Funds, a copy of which is attached to this Proxy Statement as Exhibit C.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Funds. See “Additional Information — Shareholder Proposals for 2016 Annual Meeting” for information regarding submitting shareholder proposals for consideration at the Funds’ 2016 annual shareholder meeting.

Qualified Legal Compliance Committee

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Funds or by any officer, director, employee, or agent of a Fund.

Meetings

During the fiscal year ended September 30, 2014, the Board of Trustees for DBL held four regular meetings and five special meetings. The Audit Committee met in separate session five times. The Nominating Committee met once and the Qualified Legal Compliance Committee did not meet.

During the fiscal year ended September 30, 2014, the Board of Trustees for DSL held four regular meetings and five special meetings. The Audit Committee met in separate session five times. The Nominating Committee met once and the Qualified Legal Compliance Committee did not meet.

Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for each Fund that were held during the fiscal year ended September 30, 2014.

The Funds do not require Trustees to attend the Joint Annual Meeting of Shareholders, but the Trustees may attend the Meeting if they choose to do so. This is DBL’s third annual shareholder meeting and DSL’s second annual shareholder meeting.

Shareholder Communications with the Board of Trustees

Shareholders of the Funds may send communications to the Board by mailing written communications to the attention of the Board of Trustees, [Name of Fund], c/o Louis C. Lucido, Secretary, DoubleLine Capital LP,

333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the number of Common Shares held by the Shareholder. DoubleLine is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as discussed below, DoubleLine shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if DoubleLine determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. DoubleLine may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or a Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal. The Trustees are not required to attend a Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each Fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that during the fiscal year ended September 30, 2014, all Section 16(a) filing requirements applicable to each Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Required Vote

The re-election of each of Mr. Woolson and Mr. Redell to the Board of DBL will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of DBL cast at the Meeting, in person or by proxy.

The re-election of each of Mr. Woolson and Mr. Redell to the Board of DSL will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of DSL cast at the Meeting, in person or by proxy.

THE BOARDS OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF THE NOMINEES.

ADDITIONAL INFORMATION

Officers of the Funds

The officers of the Funds are included in the table below. The business address for each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald R. Redell 1970	Trustee, Chairman, President and Chief Executive Officer	DBL: Indefinite/ Since Inception DSL: Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer of the Funds (since July 2011 for DBL and January 2013 for DSL); President, DoubleLine Funds Trust (since January 2010); President, DoubleLine Equity Funds (since February 2013); Executive, DoubleLine (since July 2010); Executive, DoubleLine Group LP (since January 2013). Formerly, President and CEO, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Susan Nichols 1962	Treasurer and Principal Financial and Accounting Officer	DBL: Indefinite/Since Inception DSL: Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer of the Funds (since inception); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Director of Mutual Funds Operations, DoubleLine. Formerly, Southern Wholesaler, DoubleLine. Formerly, Assistant Treasurer, DoubleLine Funds Trust. Formerly, Senior Vice President, TCW.

Keith T. Kirk 1963	Chief Compliance Officer	DBL: Indefinite/Since May 2012 DSL: Indefinite/Since Inception	Chief Compliance Officer of the Funds (since May 2012 for DBL and since inception for DSL); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Deputy General Counsel and Chief Compliance Officer, DoubleLine (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis C. Lucido 1948	Secretary	DBL: Indefinite/Since Inception DSL: Indefinite/Since Inception	Secretary of the Funds (since inception); Secretary, DoubleLine Equity Funds (since February 2013); Secretary, DoubleLine Funds Trust (since January 2010); Chief Operating Officer, DoubleLine (since June 2010); Member, Dean’s Executive Board, Stern School of Business, New York University (since January 2007); Member of the Board of Directors of 826LA (since June 2013); Member of the Board of Directors of Junior Achievement of Southern California (since June 2013); Member of the Advisory Board for Tanenbaum Landscape & Design Inc. (since January 2013); Member of the Board of Directors of CASA of Los Angeles (since February 2013). Formerly, Executive Vice President, DoubleLine (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Grace Walker 1970	Assistant Treasurer	DBL: Indefinite/Since March 2012 DSL: Indefinite/Since Inception	Assistant Treasurer of the Funds (since March 2012 for DBL and since inception for DSL); Assistant Treasurer, DoubleLine Funds Trust (since March 2012); Assistant Treasurer, DoubleLine Equity Funds (since February 2013). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy 1966	Vice President and Assistant Secretary	DBL: Indefinite/Vice President Since May 2012; Assistant Secretary Since Inception DSL: Indefinite/Since Inception	Vice President of the Funds (since May 2012 for DBL and since inception for DSL); Assistant Secretary of the Funds (since inception); Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Funds Trust (since May 2012); General Counsel, DoubleLine (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cris Santa Ana 1965	Vice President	DBL: Indefinite/Since Inception DSL: Indefinite/Since Inception	Vice President of the Funds (since inception); Vice President, DoubleLine Funds Trust (since April 2011); Vice President, DoubleLine Equity Funds (since February 2013); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine (from December 2009 through May 2010). Formerly, Managing Director, TCW.

David Kennedy 1964	Vice President	DBL: Indefinite/Since May 2012 DSL: Indefinite/Since Inception	Vice President of the Funds (since May 2012 for DBL and since inception for DSL); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director, Trading and Settlements, DoubleLine (since December 2009). Formerly, Senior Vice President of TCW.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey J. Sherman 1977	Vice President	DBL: Indefinite/ Since Inception DSL: Indefinite/ Since Inception	Vice President of the Funds (since inception); Portfolio Manager, DoubleLine (since September 2010); Fixed Income Asset Allocation, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen 1978	Vice President	DBL: Indefinite/ Since September 2012 DSL: Indefinite/ Since Inception	Vice President of the Funds (since September 2012 for DBL and since inception for DSL); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director of Operations, DoubleLine (since September 2012). Formerly, Manager, Western Asset Management Company.

Each of the Fund’s officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager

DoubleLine was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine. DoubleLine employs certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment advisory personnel of DoubleLine are employees of DoubleLine Group LP and provide services to DoubleLine pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP. Under separate Investment Management Agreements between DoubleLine and each Fund, the relevant Fund retains DoubleLine to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Fund’s business affairs subject to the oversight of the Board of the Fund. DoubleLine is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

Administrator

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as each Fund’s administrator.

Independent Registered Public Accounting Firm

The Audit Committees of DSL and DBL unanimously selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the fiscal years ending September 30, 2015. Deloitte served as the independent registered public accounting firm of DSL and DBL for the fiscal periods ended September 30, 2014. Deloitte is located at 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. Neither DSL nor DBL is aware of any direct financial or material indirect financial interest of Deloitte in DSL or DBL.

Representatives of Deloitte, if requested by any Shareholder of DBL or DSL, respectively, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Prior to the selection of Deloitte, the Audit Committee of DBL unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending September 30, 2014. PwC served as the independent registered public accounting firm of DBL for the fiscal year ended September 30, 2013, and also serves as the independent registered public accounting firm of various other investment companies for which DoubleLine serves as investment adviser. PwC is located at 601 S. Figueroa Street, Suite 900, Los Angeles, CA, 90017. DBL is not aware of any direct financial or material indirect financial interest of PwC in DBL.

On May 22, 2014, the Audit Committee of DBL accepted the resignation of PwC as the independent accountant of the Fund. PwC’s resignation was offered to allow the DoubleLine funds to align the independent accountants of each DoubleLine fund with a September 30th fiscal year end. PwC continues to serve as the independent accountant for certain DoubleLine funds with a March 31st fiscal year end. The audit reports of PwC on the financial statements of DBL for the fiscal years ended September 30, 2012 and September 30, 2013 did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended September 30, 2012 and September 30, 2013 and through May 22, 2014, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Fund’s financial statements for such years. During the Fund’s fiscal years ended September 30, 2012 and September 30, 2013 and through May 22, 2014, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended. The Fund requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that relate to PwC. A copy of PwC’s response, stating that it agreed with the above statements concerning PwC, is included as an exhibit to the Fund’s Schedule 14A filing made in connection with this Proxy Statement on January 13, 2015.

Pre-Approval Policies and Procedures

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and permitted non-audit services to be provided by Deloitte. The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by a Fund’s independent registered public accounting firm (for purposes of this section, an “Independent Accountant”). Under the policies, each Fund’s

Treasurer reviews all potential audit and non-audit services and, with the assistance of, among others, outside counsel and the Fund’s Chief Compliance Officer, as the Treasurer may deem necessary or appropriate, categorizes the services before such services are presented to the Audit Committee for pre-approval. For each proposed service, the Treasurer and the Independent Accountant make separate assessments to determine that the service will not impair the Independent Accountant’s independence.

In addition, the Audit Committee pre-approves any permitted services to be provided by an Independent Accountant to DoubleLine and any entity controlling, controlled by, or under common control with DoubleLine that provides ongoing services to a Fund (together, the “Accounting Affiliates”) related to the operations or financial reporting of a Fund. Although the Audit Committee does not pre-approve all services provided by an Independent Accountant to Accounting Affiliates (for instance, if the engagement does not relate to the operations or financial reporting of a Fund), DoubleLine must disclose to the Committee any non-audit services to be delivered by an Independent Accountant to an Accounting Affiliate. In addition, the Committee receives an annual report disclosing all fees charged in each of the last two fiscal years by an Independent Accountant relating to Audit Services, Audit Related Services, Tax Services, and Other Non-Audit Services, each as defined below.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Funds or an Accounting Affiliate that were not pre-approved as part of the process described above. The Audit Committee may delegate pre-approval authority to its Chairperson.

Audit Fees

Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed to DBL by PwC (for fiscal year ended September 30, 2013) and Deloitte (for fiscal year ended September 30, 2014), and to DSL by Deloitte are shown in the table below:

Fund	Fiscal Year Ended		Audit Fees
DBL	September 30, 2014		$62,500
	September 30, 2013		$47,500
DSL	September 30, 2014		$137,750
	September 30, 2013	*	$138,000

*	DSL commenced operations on April 26, 2013.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed to DBL by PwC (for fiscal year ended September 30, 2013) and Deloitte (for fiscal year ended September 30, 2014), and to DSL by Deloitte. During those fiscal years, there were no Audit-Related Fees billed by PwC or Deloitte to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended		Audit-Related Fees
DBL	September 30, 2014		$5,000
	September 30, 2013		$0
DSL	September 30, 2014		$0
	September 30, 2013	*	$0

*	DSL commenced operations on April 26, 2013.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed to DBL by PwC (for fiscal year ended September 30, 2013) and Deloitte (for fiscal year ended September 30, 2014), and to DSL by Deloitte. During those fiscal years, there were no Tax Fees billed by PwC or Deloitte to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended		Tax Fees
DBL	September 30, 2014		$8,500
	September 30, 2013		$9,000
DSL	September 30, 2014		$8,500
	September 30, 2013	*	$8,500

*	DSL commenced operations on April 26, 2013.

All Other Fees

All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The table below shows, for each Fund’s last two fiscal years, the aggregate amount of such fees billed to DBL by PwC (for fiscal year ended September 30, 2013) and Deloitte (for fiscal year ended September 30, 2014), and to DSL by Deloitte. During those fiscal years, there were no such fees billed by PwC or Deloitte to the Funds’ Accounting Affiliates related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended		All Other Fees
DBL	September 30, 2014		$0
	September 30, 2013		$2,000	*
DSL	September 30, 2014		$0
	September 30, 2013	**	$27,500	***

*	Paid in connection with research related to the treatment of certain instruments under applicable law.

**	DSL commenced operations on April 26, 2013.

***	All such fees were paid by DoubleLine and were billed in connection with the Fund’s organization and initial public offering.

For each Fund’s last two fiscal years, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Aggregate Non-Audit Fees

The aggregate non-audit fees (including the fees described above under “Tax Fees” and “All Other Fees”) billed to DBL by PwC (for fiscal year ended September 30, 2013) and Deloitte (for fiscal year ended September 30, 2014), and to DSL by Deloitte, during each Fund’s last two fiscal years, for services rendered to the Funds and the Funds’ Accounting Affiliates, are shown in the table below.

Fund	Fiscal Year Ended		Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
DBL	September 30, 2014		$8,500	$0	$8,500
	September 30, 2013		$11,000	$240,500	$251,500
DSL	September 30, 2014		$8,500	$0	$8,500
	September 30, 2013	*	$36,000	$0	$36,000

*	DSL commenced operations on April 26, 2013.

For each of DSL’s and DBL’s fiscal years ended September 30, 2014, there were no non-audit services provided by Deloitte or PwC to the Funds’ Accounting Affiliates.

Other Business

As of the date of this Proxy Statement, the Funds’ officers and DoubleLine know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation

A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to a Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting may be counted by persons appointed by the Funds as tellers or inspectors of election (the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for a Fund, the total number of Common Shares present at the Meeting in person or by proxy will be counted, including Common Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of any Proposal for the election of Trustees for the Funds.

Reports to Shareholders

Each of DBL’s and DSL’s 2014 Annual Report to Shareholders was mailed to shareholders of the relevant Fund on or about December 4, 2014 (for DBL) and December 5, 2014 (for DSL).

Additional copies of the Funds’ Annual and Semi Annual Reports may be obtained without charge from the Funds by calling (877) DLine11 (877-354-6311) or by writing to the Funds at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

Shareholder Proposals for 2016 Annual Meeting

It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in February 2016. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by the Fund no later than September 15, 2015 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the annual meeting held in 2016 (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than November 14, 2015 and no later than

November 29, 2015.1 If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Funds, at the address of the principal executive offices of the Funds, with a copy to Timothy W. Diggins, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE JOINT ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

January 13, 2015

[1]

To be timely, a shareholder notice (the “Shareholder Notice”) must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

Exhibit A to Proxy Statement

DOUBLELINE EQUITY FUNDS

DOUBLELINE FUNDS TRUST

DOUBLELINE INCOME SOLUTIONS FUND

DOUBLELINE OPPORTUNISTIC CREDIT FUND

AUDIT COMMITTEE CHARTER

AUGUST 2013

Background

The Boards of Trustees of each of DoubleLine Equity Funds, DoubleLine Funds Trust, DoubleLine Income Solutions Fund and DoubleLine Opportunistic Credit Fund (each, a “Board” and, collectively, the “Boards”) have adopted this Charter to govern the activities of the Audit Committees of the Boards (each, an “Audit Committee” and, collectively, the “Audit Committees”). This Charter applies separately to each of DoubleLine Equity Funds, DoubleLine Funds Trust, DoubleLine Income Solutions Fund and DoubleLine Opportunistic Credit Fund (collectively, the “Trusts” and, collectively with the series of DoubleLine Funds Trust and DoubleLine Equity Funds, the “Funds”) and the Board and Audit Committee of each, and shall be interpreted accordingly.

Attached as Appendix A is a list of required duties and tasks the Audit Committee generally expects to address at its regular meetings, as indicated.

Scope of the Audit Committee

The Audit Committee shall be responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or related work. Each such independent auditor shall report directly to the Committee. The Audit Committee shall also perform those duties included in Appendix A to this Charter and shall also perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Authority and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Trust’s service providers, including the auditors.

The review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of a Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not employees of a Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Committee deems necessary and the authority to obtain specialized training for Audit Committee members (at the expense of the relevant Trust or Fund), as appropriate. Each Fund shall provide for appropriate funding, as determined by the Audit Committee, for the payment of expenses of the Committee that the Audit Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Audit Committee. Expenditures made by the Audit Committee must be presented for review by the full Board, including by a majority of its Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Should any costs need to be allocated among the Funds, the Audit Committees shall recommend to their respective Boards the appropriate allocation of such costs.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members.

Operations of the Audit Committee

The Audit Committee shall have at least three members and shall consist only of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds.

The Committee members shall collectively satisfy the independence, financial expertise, and financial literacy standards of the New York Stock Exchange.

The Audit Committee shall meet on a regular basis. The Audit Committee is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by a Trust’s Agreement and Declaration of Trust or Bylaws.

The Audit Committee shall have the authority to meet privately and to admit non-members, including, but not limited to, internal legal counsel and compliance personnel of a Trust’s investment adviser and with entities that provide significant accounting and administrative services to a Trust, individually by invitation.

The Audit Committee may, but is not required to, select one of its members to be the chair and may select a vice chair.

The presence of three members of the Audit Committee shall constitute a quorum of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Board shall adopt and approve this Charter, including Appendix A, and may amend it on the Board’s own motion.

The Audit Committee also shall serve as the Qualified Legal Compliance Committee, for which a separate charter has been adopted and is attached as Appendix B.

Adopted by DoubleLine Equity Funds

Board of Trustees on February 27, 2013

Revised and approved: August 21, 2013

Adopted by DoubleLine Funds Trust

Board of Trustees on March 25, 2010

Revised and approved: August 25, 2011

Revised and approved: November 17, 2011

Revised and approved: May 24, 2012

Revised and approved: February 27, 2013

Revised and approved: August 21, 2013

Adopted by DoubleLine Income Solutions Fund

Board of Trustees on February 27, 2013

Revised and approved: August 21, 2013

Adopted by DoubleLine Opportunistic Credit Fund

Board of Trustees on August 24, 2011

Revised and approved: August 25, 2011

Revised and approved: November 17, 2011

Revised and approved: May 24, 2012

Revised and approved: February 27, 2013

Revised and approved: August 21, 2013

Appendix A (last revised August 2013)

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
1)	Consideration of minutes.	—	—	—	—	—

2)	Report to the Board of Trustees regarding the Committee’s activities.	—	—	—	—	—
Appointment of the Funds’ Independent Auditors
1)	Receive and review a report from the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised: by the auditors’ most recent internal quality-control review or peer review or by any governmental or professional inquiry or investigation performed within the past five years relating to any independent audits carried out by the auditors, and any steps taken to address any such issues; and all relationships between the independent auditors and the Funds.		—			—

2)	Review the independent auditors’ qualifications and performance.		^		*	—

1	* indicates an item that relates to only the open-end funds, which have a 3/31 FYE

^ indicates an item that relates only to the closed-end funds, which have a 9/30 FYE.

— indicates an item that relates to the open-end funds and closed-end funds.

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
3)	Review the auditors’ independence, including whether any non-audit services not pre-approved by the Audit Committee provided by a Trust’s independent auditor to (i) the Trust’s investment adviser or (ii) an affiliate of the investment adviser that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.[3]		^		*	—
4)	Consider the audit plan for the next upcoming annual audit and/or any special audit, including the arrangements for and scope of the audit.		^		*	—

5)	Consider the fees proposed to be charged to a Fund by the auditors for each audit and non-audit service.		^		*	—

6)	Pre-approve the engagement of auditors to: • audit and provide their opinion annually on the Funds’ financial statements for the next fiscal year end; and • provide other audit services and non-audit services to the Funds.		*		^	—

3	The Funds’ independent auditors have an ongoing responsibility to update the board regarding any information that could affect their independence.

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
7)	Recommend to the full Board and the Independent Trustees the selection, terms of engagement, retention, or termination of the independent auditors for the next fiscal year end.		*		^	—

8)	Consider any measures taken by management to assure that all items requiring pre-approval of the Audit Committee are identified and referred to the Committee in a timely fashion.	—

9)	Consider rotation of lead and concurring partners and independent auditors.[4]					—
Review of Audit Results
1)	Review with management and the independent auditors any significant changes to GAAP and/or auditing policies or standards.		*		^	—

2)	Review major issues regarding accounting principles and financial statement presentations.		*		^	—

4	Under Section 10A(j) of the Securities Exchange Act of 1934, as amended, it shall be unlawful for a registered public accounting firm to provide audit services to an issuer if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for that issuer in each of the 5 previous fiscal years of that issuer.

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
3)	Meet with the auditors to discuss and review any matters of concern relating to: • a Fund’s accounting and financial reporting policies and procedures; • a Fund’s internal control over financial reporting and any special audit steps adopted in light of material control deficiencies; • financial statements, including any adjustments to such statements recommended by the auditors; and • management’s responses to any such comments.		*		^	—

4)	In connection with required certifications on Form N-CSR, review with the Funds’ principal executive officer and/or principal financial officer: • any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein; • any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting; and • any significant change in internal controls or other factors that could significantly affect internal controls.		—		—	—

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
5)	Review with management and the independent auditors the shareholder reports of the Funds (including the disclosures under “Management’s Discussion of Fund Performance,” if any).		*		^	—

6)	Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.		*		^	—

7)	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds.		*		^	—

8)	Review the auditors’ opinion on a Fund’s financial statements.		*		^	—

9)	Review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any earnings releases, financial information, and earnings guidance provided to analysts and rating agencies.[5]					—

5	The audit committee’s responsibility to discuss earnings releases, as well as financial information and earnings guidance, may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The audit committee need not discuss in advance each earnings release or each instance in which a listed company may provide earnings guidance.

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
10)	Resolve disagreements between management and the independent auditors regarding financial reporting and review with the independent auditors any audit problems or difficulties and management’s response to such issues.		*		^	—

11)

Receive are port from the independent auditors that includes:

•       all critical accounting policies and practices to be used;

•       all alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the accounting firm;

•       other material written communications between the auditors and the management of the Funds; and

•       a description of all non-audit services provided, including fees associated with the services, to the investment company complex since the last annual report or update that were not subject to the pre-approval requirements.

			*		^

12)	Review with management and, as applicable, with the independent auditors, policies and guidelines with respect to risk assessment and risk management.		*		^	—

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
Executive sessions
1)	With independent auditors, including regarding audit plan, draft audited financial statements, and completed audits.		*		^	—

2)	With management, including regarding audit plan, draft financial statements, and completed audits.		*		^	—

3)	With any personnel responsible for the internal audit functions.		*		^	—
Other
1)

Prepare the report of the Audit Committee to be included in a closed-end fund’s annual proxy statement. The Report must state whether the Audit Committee has:

reviewed and discussed the audited financial statements with management;

discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended;

received the written disclosures and the letter from the independent auditors regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence; and

based on the factors listed above, recommended to the Board of Trustees that the audited financial statements of the Trust be included in the Trust’s annual report.

					^	^

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
2)	Conduct Committee self-evaluation.			—		—

3)	Review Audit Charter.			—		—

4)	Pre-approve the engagement of a Trust’s auditors to provide non-audit services to a Fund’s: • investment adviser or • any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of the Trust.					—

5)	Assist Board oversight of: • the integrity of the Funds’ financial statements; • the Funds’ compliance with legal and regulatory requirements; • the independent auditor’s qualifications and independence; and • the performance of the Funds’ internal audit function, if any, and independent auditors.					—

6)	Develop, maintain and review policies and procedures for pre-approval of the engagement of a Trust’s auditors to provide audit and non-audit services.					—

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
7)	Develop and maintain procedures for: • receiving, retaining and treating complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters; and • confidential, anonymous submissions by employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the investment adviser, regarding questionable accounting or auditing matters.					—

8)	Recommend to the Board a Committee member who has accounting or related financial management expertise.					^

9)	Recommend to the Board an “audit committee financial expert” as defined in Item 3 of Form N-CSR.					—

10)	• Address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty related to a Trust’s accounting or financial reporting • Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting.					—

	Task[2]	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
11)	Set clear hiring policies for employees or former employees of the independent auditors (applicable only to the extent the Trusts intend to have employees).					—

12)	To the extent applicable, receive reports from any person to whom pre-approval authority has been delegated on his, her, or their pre-approval decisions to the Committee.					—

Exhibit B to Proxy Statement

Report of Audit Committees

of the Boards of Trustees of

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Dated November 20, 2014

The Audit Committee of DBL (the “DBL Committee”) has reviewed and discussed with DBL’s management the audited financial statements for the fiscal year ended September 30, 2014. The DBL Committee has discussed with Deloitte & Touche LLP (“Deloitte”), DBL’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380).

The Audit Committee of DSL (the “DSL Committee”) has reviewed and discussed with DSL’s management the audited financial statements for the fiscal year ended September 30, 2014. The DSL Committee has discussed with Deloitte, DSL’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380).

The DBL Committee and DSL Committee have received the written disclosures and the letters from Deloitte required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the DBL Committee or DSL Committee, as applicable, various matters relating to the independent registered public accounting firm’s independence), and have discussed with Deloitte its independence.

Based on the foregoing review and discussions, the DBL Committee and the DSL Committee each present this Report to its respective Board and recommends that the audited financial statements of DBL and DSL, respectively, for the fiscal year ended September 30, 2014 be included in the applicable Fund’s Annual Report to shareholders for such fiscal year.

Submitted by the Audit Committees of the Boards of Trustees:

Joseph J. Ciprari

John C. Salter

Raymond B. Woolson

Exhibit C to Proxy Statement

DOUBLELINE EQUITY FUNDS

DOUBLELINE FUNDS TRUST

DOUBLELINE INCOME SOLUTIONS FUND

DOUBLELINE OPPORTUNISTIC CREDIT FUND

NOMINATING COMMITTEE CHARTER

FEBRUARY 2013

Mission Statement

The Boards of Trustees (each, a “Board” and, collectively, the “Boards”) of each of the DoubleLine Equity Funds, the DoubleLine Funds Trust, the DoubleLine Income Solutions Fund and the DoubleLine Opportunistic Credit Fund (each, a “Trust” and collectively, the “Trusts”) have adopted this charter to govern the activities of the Nominating Committees of the Boards (each, a “Nominating Committee” and, collectively, the “Nominating Committees”). This Charter applies separately to each Trust, and each series thereof, if any, and the Board and Nominating Committee of each, and shall be interpreted accordingly.

The Nominating Committee is a committee of each Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of each Trust will supervise the nominations and elections of the independent trustees of such Trust.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist of at least two trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), who shall be designated by the full Board of Trustees. The presence of any two members of a Nominating Committee shall represent a quorum and a majority vote of those present shall be sufficient to take any action. Only Independent Trustees may serve on a Nominating Committee.

A majority of the Independent Trustees may appoint and/or replace Nominating Committee members from time to time. The Nominating Committee may designate one member to serve as Chair of the Nominating Committee, but need not make such a designation. The Nominating Committee members shall serve until their resignation or removal by a majority of the Independent Trustees.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.	To make nominations for Independent Trustee membership on the Board. Potential nominees may be considered in light of any factor the Committee members deem relevant, including their professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity.

2.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

3.	To review Nominating Committee Chair assignments and Nominating Committee assignments periodically.

4.	To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

5.	To meet as frequently and at such times as circumstances dictate.

6.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Expenditures made by the Nominating Committee must be presented for review by the full Board, including by a majority of its Independent Trustees, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust. Should any costs need to be allocated between two or more of the Trusts for any reason, the Nominating Committees shall recommend to their respective Boards the appropriate allocation of such costs.

Records

The Nominating Committee shall retain copies of any report submitted to it and a written record of its consideration of and response to such reports.

Adopted by the DoubleLine Equity Funds

Board of Trustees on February 27, 2013

Adopted by the DoubleLine Funds Trust

Board of Trustees on March 25, 2010, as amended August 25, 2011

Revised and Approved: February 27, 2013

Adopted by the DoubleLine Income Solutions Fund

Board of Trustees on February 27, 2013

Adopted by the DoubleLine Opportunistic Credit Fund

Board of Trustees on August 24, 2011

Revised and Approved: February 27, 2013

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of August 24, 2011, as amended February 27, 2013)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Exhibit D to Proxy Statement

On May 22, 2014, the Audit Committee of the Board of Trustees of DoubleLine Opportunistic

Credit Fund (the “Registrant”) accepted the resignation of PricewaterhouseCoopers LLP (“PwC”) as independent accountant of the Registrant. PwC’s resignation was offered to align the independent accountants of each DoubleLine fund with a September 30th fiscal year end. PwC continues to serve as the independent accountant for each DoubleLine fund with a March 31st fiscal year end. The Registrant’s Audit Committee has approved a proposal to appoint Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm to audit the Registrant’s financial statements for the year ending September 30, 2014.

The audit reports of PwC on the financial statements of the Registrant for the two most recent fiscal years ended September 30, 2012 and September 30, 2013 did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and through May 22, 2014, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Registrant’s financial statements for such years.

During the Registrant’s two most recent fiscal years and through May 22, 2014, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

The Registrant requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s response is filed as an Exhibit to this Form N-SAR.

Exhibit E to Proxy Statement

May 23, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by DoubleLine Opportunistic Credit Fund (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 77K of Form N-SAR, as part of the Form N-SAR of DoubleLine Opportunistic Credit Fund dated May 23, 2014. We agree with the statements concerning our Firm in such Form N-SAR.

Very truly yours,

PricewaterhouseCoopers LLP

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80898-P57915

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

For Withhold For All

To withhold authority to vote for any individual

nominee(s), but to vote for all other nominees,

1. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

Nominees:

All

All

Except

mark “For All Except” and write the name(s) of the nominee(s) on the line below.

01) Raymond B. Woolson (Class II)

02) Ronald R. Redell (Class II)

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED

ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE

THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION

IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED

WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [Joint Owners]

Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders To Be Held on February 27, 2015:

The Proxy Statement is available at www.proxyvote.com

M80899-P57915

DOUBLELINE INCOME SOLUTIONS FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Income Solutions Fund, a Massachusetts business trust (the “Fund”), hereby appoints Susan Nichols, Earl A. Lariscy, Louis C. Lucido, and Keith T. Kirk, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Pacific Time, February 27, 2015 in the Crocker Conference Room at the Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, California 90012, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80900-P57915

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

For Withhold For All

To withhold authority to vote for any individual

nominee(s), but to vote for all other nominees,

1. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

Nominees:

All

All

Except

mark “For All Except” and write the name(s) of the nominee(s) on the line below.

01) Raymond B. Woolson (Class III)

02) Ronald R. Redell (Class III)

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED

ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE

THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION

IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED

WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders To Be Held on February 27, 2015:

The Proxy Statement is available at www.proxyvote.com

M80901-P57915

DOUBLELINE OPPORTUNISTIC CREDIT FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Opportunistic Credit Fund, a Massachusetts business trust (the “Fund”), hereby appoints Susan Nichols, Earl A. Lariscy, Louis C. Lucido, and Keith T. Kirk, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Pacific Time, February 27, 2015 in the Crocker Conference Room at the Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, California 90012, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.